STRAIGHTPATH®

CONNECTING PEOPLE WITH INTEGRITY

Straight Path Communications Inc.
(NYSE MKT: STRP)

Investor Presentation
October 2014

SAFE HARBOR

This presentation contains forward-looking statements. Statements that are not historical facts are forward-looking statements and such forward-looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include:

- statements about Straight Path Communications Inc.'s future performance;
- projections of Straight Path Communications Inc.'s results of operations or financial condition;
- statements regarding Straight Path Communications Inc.'s plans, objectives or goals, including those relating to its strategies, initiatives, competition, acquisitions, dispositions and/or its products; and

Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," "likely," "continue" and similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward-looking statements and all such forward-looking statements are qualified in their entirety by reference to the following cautionary statements.

Forward-looking statements are based on Straight Path Communications Inc.'s current expectations, estimates and assumptions and because forward-looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Straight Path Communications Inc.'s control. Such known and unknown risks, uncertainties and other factors may cause Straight Path Communications Inc.'s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward-looking statements. These factors include those discussed under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations in Straight Path Communications Inc.'s filings made with the Securities and Exchange Commission. Straight Path Communications Inc. cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward-looking statements.

Forward-looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and neither Straight Path Communications Inc. is not under any obligation to update any of the forward-looking statements, whether as a result of new information, future events or otherwise.

MARKET STATS



STRP
25
20
15
10
5
© Yahoo!
Jan
May
Sep

Stock Info *(as of 10/29/14)*

Price $20.54 - Market Cap $245.39MM - Shares Outstanding 11.95MM

Straight Path Spectrum

LARGEST 39 GHZ HOLDER IN THE U.S.

STRAIGHTPATH

39GHz Spectrum - Nationwide Band

- Controls 96% of active 39 GHz spectrum licenses in the U.S.
- Covering 300 million residents
- Covers entire US - average of 833 MHz in top 30 cities
- 100 MHz contiguous blocks
- Substantial service requirement met through 2020
- 133 LMDS licenses

(all based on public FCC records)



39 GHZ LICENSES UP TO 200 MHZ
39 GHZ LICENSES 300-500 MHZ
39 GHZ CHANNELS 600 MHZ OR MORE

MARKET APPLICATIONS - WIRELESS SOLUTIONS

Back Haul
Point to Point & Point to Multi-Point
Current Operators of all sizes



Near Term 1-2 Years

Small Cells
National Mobile Network Operators
Helping Solve the Growing Data Crunch



Mid Term 2-3 Years

5G Next Generation Network
39 (&28) may be licensed for mobility
Technological Advances & FCC Rules



Long Term 3-7 Years

FCC SPECTRUM FRONTIER NOTICE OF INQUIRY

Technology

- Antenna
- Bandwidth, duplexing, modulation, and multiple access
- Performance and coverage
- Network Architecture
- Technical Rules
- Alternative uses, including backhaul

Spectrum

- LMDS (27.5-28.35 GHz, 29.1-29.25 GHz, and 31-31.3 GHz)
- 39 GHz (38.6-40 GHz)
- 37/42 GHz (37.0-38.6 GHz and 42.0-42.5 GHz)
- 60 GHz (57-64 GHz and 64-71 GHz)
- 70/80 GHz (71-76 GHz and 81-86 GHz)
- 24 GHz (24.25-24.45 GHz and 25.05-25.25 GHz)

Licensing Mechanisms

Reference: FCC 14-154, October 17, 2014

- Samsung mobility demo 28 GHz

STRAIGHTPATH


Straight Path
IP Group

PATENT PORTFOLIO - SUMMARY

The Portfolio includes 11 US patents and 16 foreign counterparts in Australia, Canada, China, Hong Kong, Korea, Singapore, and Taiwan, among others.

Patents in the Portfolio have been **cited at least 780 times**, with references from IBM, Cisco, Siemens, Comcast, Apple, AT&T, Verizon, T-Mobile, Microsoft, Google, Samsung, and Sharp.

The numerous citations can be attributed to the Portfolio's early priority date, and to the importance of the patented technology associated with a number of growing markets.

Straight Path IP Group has generated $18.3M in gross proceeds from license and settlement agreements, and has many cases pending.

LICENSEES & ONGOING ACTIONS

NETFLIX
AmTRAN
瑞軒科技股份有限公司
bandwidth
TELESPHERE
BUSINESS TELECOMMUNICATIONS. SIMPLIFIED.
vocalocity
powering small business
Panasonic
SONY
Google
SHARP
BlackBerry
Vonage

AVAYA
amazon
CISCO
verizon
VIZIO
LG
SAMSUNG
TOSHIBA
HUAWEI

PTAB DECISION & STRATEGY

STRAIGHTPATH

Declared 17 Claims in '704 Patent unpatentable

construed 3 terms:

- "On-line"/ "connected to the computer network"
- "Upon connection"
- "Point to point"

Intend to Appeal at Federal Circuit Court of Appeals

-opportunity to receive binding claim construction

-cases have been and may be stayed during the appeal

-additional IPR's filed, more expected

Financials

2014 FISCAL YEAR HIGHLIGHTS

STRAIGHTPATH

	Year End July 31, 2014
Cash on Hand	**$21.2M**
Gross IP Settlement Fees	**$15.8M**
Spectrum Lease Revenue	**$0.4M**
Total GAAP Revenue for Year	**$4.8M**
Total GAAP Net Income for Year	**($0.7M)**
Total SG&A, excluding non-cash comp	**$2.2M**

FY 2014 - INC. STATEMENT - CONSOLIDATED

STRAIGHTPATH

CONNECTING PEOPLE WITH INTEGRITY

Quarterly for Fiscal Year 2014, final period July 31, 2014

(In thousands)	Q1	Q2	Q3	Q4	FY 2014
REVENUES	**$127**	**$453**	**$913**	**$3,303**	**$4,796**
IP Settlements	$20	$344	$804	$3,204	$4,372
Spectrum	$107	$109	$109	$99	$424
COSTS & EXPENSES:					
Direct cost of revenues	$28	$283	$425	$1,751	$2,487
Selling, general and admin	$569	$1,042	$665	$725	$3,001
Total Costs & Expenses	**$597**	**$1,325**	**$1,090**	**$2,476**	**$5,488**
Income from Operations	**($470)**	**($872)**	**($177)**	**$827**	**($692)**
Interest income	$3	$4	$6	$9	$22
Other income (expense)	$50	-	$332	$3	$386
Income before income taxes	($417)	($868)	$161	$839	($284)
Income taxes	-	-	($40)	$2,393	$2,353
Net Income	**($417)**	**($868)**	**$121**	**$3,232**	**$2,069**
Non-controlling interest	($26)	($141)	$4	$195	$32
NET INCOME attributable SPCI	**($391)**	**($727)**	**$117**	**$3,037**	**$2,037**

BAL SHEET - ASSETS - CONSOLIDATED

STRAIGHTPATH

Quarterly for Fiscal Year 2014, final period July 31, 2014

ASSETS (in thousands)	**Q1**	**Q2**	**Q3**	**Q4**
Cash & cash equivalents	$14,908	$14,295	$15,555	$21,232
Trade accounts receivable, net	$32	$3,841	$4,909	$61
Other current assets	$90	$1,075	$3,929	$7,483
	$15,030	$19,211	$24,394	$28,776
Intangibles	$350	$350	$350	$350
Other assets	$220	$846	$1,672	$1,313
TOTAL ASSETS	**$15,600**	**$20,407**	**$26,415**	**$30,439**

BAL SHEET - LIABILITIES & EQUITY - CONS.

STRAIGHTPATH

Quarterly for Fiscal Year 2014, final period July 31, 2014

LIABILITIES & EQUITY (in thousands)	**Q1**	**Q2**	**Q3**	**Q4**
Trade accounts payable	$2	$7	$27	$0
Accrued expenses	$1,453	$3,345	$1,267	$1,334
Deferred revenue (<1 Yr)	$150	$2,224	$8,208	$10,254
Income taxes payable	$15	$15	$55	$470
Note payable-current portion	$159	$159	$125	$6
Total current liabilities	$1,779	$5,750	$9,681	$12,064
Deferred revenue (>1 Yr)	$227	$1,589	$3,415	$1,676
Total Liabilities	$2,006	$7,339	$13,096	$13,740
Class A shares	$8	$8	$8	$8
Class B shares	$110	$110	$110	$110
Additional paid-in capital	$14,267	$14,609	$14,739	$14,886
Current earnings	($391)	($1,118)	($1,000)	$2,037
	$13,994	$13,609	$13,856	$17,041
Non-controlling interest	($400)	($541)	($537)	($342)
Total Equity	$13,594	$13,068	$13,319	$16,699
TOTAL LIABILITIES & EQUITY	**$15,600**	**$20,407**	**$26,415**	**$30,439**